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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) November 4, 2002
                                                         ----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------
               (Exact name of registrant as specified in charter)

          Nevada                        333-70496                88-0396566
          ----------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
       of incorporation)               File Number)          Identification No.)

        101 Convention Center Drive, Suite 850, Las Vegas, Nevada       89109
        ------------------------------------------------------------------------
            (Address of principal executive offices)                  (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------
================================================================================

         (Former name or former address, if changed since last report.)

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Item 5.   Other Events.

     On November 4, 2002, Oakwood Mortgage Investors, Inc., a Nevada corporation (the "Registrant"), Oakwood Acceptance Corporation, LLC, a Delaware limited liability company, as servicer (the "Servicer"), and JPMorgan Chase Bank, as trustee (the "Trustee"), entered into the Series 2002-C Restated Pooling and Servicing Agreement, dated as of August 1, 2002, by and among the Registrant, the Servicer and the Trustee, which incorporates the Registrant's Standard Terms to Pooling and Servicing Agreement (September 2001 Edition).

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     4.1 Copy of the Series 2002-C Restated Pooling and Servicing Agreement, dated as of August 1, 2002, by and among the Registrant, the Servicer and the Trustee (related exhibits available upon request of the Trustee)

                            [SIGNATURE PAGE FOLLOWS]

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 5, 2002                          OAKWOOD MORTGAGE INVESTORS, INC.



                                                By: /s/ Dennis Hazelrigg
                                                   -----------------------------
                                                   Name:  Dennis Hazelrigg
                                                   Title: President

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                                INDEX TO EXHIBITS

                                                                        Page
                                                                        ----

4.1  Copy of the Series 2002-C Restated Pooling and
     Servicing Agreement, dated as of August 1, 2002,
     by and among the Registrant, the Servicer, and the
     Trustee (related exhibits available upon request
     of the Trustee) ......................................  [Electronic Format]